                            Marketing Memorandum for
                                Access Financial
             Manufactured Housing Contract Trust Senior/Subordinate
                    Pass-Through Certificates, Series 1996-1








The information provided herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Access Financial Manufactured Housing Contract Trust, Series 1996-1 transaction, and not by or as agent for Cargill Financial Services Corp. or any of its affiliates (the "Sponsor"). The Sponsor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the disemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided to it by the Sponsor. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor. The Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). The information contained herein will be superseded by the final Prospectus.

       Access Financial Manufactured Housing Contract Trust, Series 1996-1

Title of Securities:    Access Financial Manufactured Housing Contract
                        Senior/Subordinate Pass-Through Certificates,
                        Series 1996-1.

Sponsor:                Cargill Financial Services Corporation

Servicer:               Access Financial Corp. (a wholly-owned subsidiary of
                        Access Financial Holdings Corp., which is a wholly-owned subisdiary of the Sponsor).

Trustee:                The Bank of New York.

Lead Manager:           Prudential Securities Incorporated
Co-Manager:             J.P. Morgan Securities


                Class      Class      Class      Class      Class      Class       Class     |  *Class
                  A1         A2         A3         A4         A5         A6          B1      |     B2
                                                                                             |
Amount(000):    33,544     26,360     23,862     12,115     23,781     12,764     17,551     |   9,573
                                                                                             |
**Coupon:          TBD        TBD        TBD        TBD        TBD        TBD        TBD     |     n/a
                                                                                             |
Approx. Price:     TBD        TBD        TBD        TBD        TBD        TBD        TBD     |     n/a
                                                                                             |
Yield:             TBD        TBD        TBD        TBD        TBD        TBD        TBD     |     n/a
                                                                                             |
Spread:            TBD        TBD        TBD        TBD        TBD        TBD        TBD     |     n/a
                                                                                             |
Avg Life:         1.05       3.05       5.05       7.40      11.29      17.79       8.42     |     n/a
                                                                                             |

Avg Life:         1.05       3.05       5.05       7.40      11.29      15.77       8.42     |     n/a
To Call                                                                                      |
                                                                                             |
1st Prin Pymt:   06/17/96   07/15/98   06/15/00   10/15/02  11/15/04    03/15/11   11/15/01  |     n/a
                                                                                             |
Exp Mat:         07/15/98   06/15/00   10/15/02   11/15/04  03/15/11    01/15/18   11/15/08  |     n/a
                                                                                             |
To 10% Call:     07/15/98   06/15/00   10/15/02   11/15/04  03/15/11    04/15/12   11/15/08  |     n/a
                                                                                             |
Stated Mat:      11/15/26   11/15/26   11/15/26   11/15/26  11/15/26    11/15/26   11/15/26  |     n/a
                                                                                             |
Expected                                                                                     |
Settlement:     [5/29/96]  [5/29/96]  [5/29/96]  [5/29/96]  [5/29/96]  [5/29/96]  [5/29/96]  |     n/a
                                                                                             |
Pymt Delay:      14 Days    14 Days    14 Days    14 Days    14 Days    14 Days    14 Days   |     n/a
                                                                                             |
Dated Date:      05/1/96    05/1/96    05/1/96    05/1/96    05/1/96    05/1/96    05/1/96   |     n/a
                                                                                             |
Int. Pymt:       Monthly    Monthly    Monthly    Monthly    Monthly    Monthly    Monthly   |     n/a
                                                                                             |
1st Pymt Date:   06/17/96   06/17/96   06/17/95   06/17/96   06/17/96   06/17/96   06/17/96  |     n/a
                                                                                             |
Rating:          Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aaa/AAA    Aa3/AA-    Baa3/BBB- |   Ba2/BB
(Moody's/Fitch)

* NOTE: THE CLASS B-2 CERTIFICATES ARE BEING OFFERED PRIVATELY BY PSI VIA A SEPARATE PRIVATE PLACEMENT MEMORANDUM **


** PAYMENT OF INTEREST EACH MONTH ON ALL CLASSES OF CERTIFICATES IS SUBJECT TO A MAXIMUM RATE EQUAL TO THE WEIGHTED AVERAGE NET CONTRACT RATE (DEFINED BELOW) RELATING TO SUCH REMITTANCE DATE.

Pricing Date:            TBD

Prepayment Speed:        150% MHP

Credit Enhancement:      SUBORDINATION:
                         Expected subordination levels as a % of the total
                         Certificates (not including initial o/c):


                         Class A1-A5:   Aaa/AAA          25.00%
                         Class A-6:     Aa3/AA-          17.00%
                         Class B-1:     Baa3/BBB-         6.00%



                         OVERCOLLATERALIZATION: The Certificates will be issued with an initial Overcollateralization Amount of 1.5%
                         (approx. $2,429,000). Excess Servicing and the Servicing Fee (while AFC is the Servicer) will be directed to build the Overcollateralization Amount to 3% (approx. $4,859,000) of the Cut-off Date Pool Principal
                         Balance. On or after June 15, 2001 and as long as the Class B Distribution Tests are met, the Required
                         Overcollateralization Amount steps down to 6% of the current Scheduled Pool Principal Balance subject to a floor of 0.75% (approx. $1,215,000) of the Cut-off Date Pool Principal Balance.

                         SUBORDINATED SERVICING FEE:  For as long as AFC is the Servicer, the 1.00% Servicing Fee will be subordinated to the Offered Certificates.

                         EXCESS SERVICING: The Class C Certificate (not offered) represents excess servicing on the Contracts and is the first loss piece. The Class C Certificate is subordinated to the Offered Certificates on a monthly basis. Excess Servicing is calculated as follows:

                         Excess Servicing = Gross WAC - Weighted Average Bond Coupon - the Servicing Fee.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       Access Financial Manufactured Housing Contract Trust, Series 1996-1

Cashflow Priority:      (PLEASE SEE PAGES ___ AND ___ IN RED HERRING)

  PRICING
  BASE CASE     IF THE CLASS B DISTRIBUTION TEST IS MET:
                        1) Current interest and any previously unreimbursed interest to Classes A-1 through A-5 Certificates;
                        2) Senior Percentage (which is the Class A Percentage) of
                           principal payments sequentially to Classes A-1, A-2, A-3, A-4, and A-5 until such class is reduced to zero;
                        3) Current interest and any previously unreimbursed interest to
                           Class A6 Certificates;
                        4) Senior Percentage of principal payments to
                           Class A-6 until such class is reduced to zero;
                        5) Current interest and any previously unreimbursed
                           interest to Class B-1 Certificates;
                        6) Class B Percentage of principal payments to
                           Class B-1 until such class is reduced to zero;
                        7) Current interest and any previously unreimbursed
                           interest to Class B-2 Certificates;
                        8) Class B Percentage of principal payments to
                           Class B-2 until such class is reduced to zero;
                        9) Overcollateralization until the Required Overcollateralization Amount has been met;
                       10) As long as AFC is the Servicer, to the Servicer, the monthly Servicing Fee;
                       11) Class C Certificates;
                       12) Any remainder to the Class R Certificates.

                --------------------------------------------------
                |     |     |          |        |       |        |
                |     |     |          |   A4   |   A5  |   A6   |
                | A1  |  A2 |  A3  ____|________|_______|________|
                |     |     |      |      B1       |     B2      |
                |-----|-----|------|---------------|-------------|
                                  5 yrs

                IF THE CLASS B DISTRIBUTION TEST IS NOT MET:
                        1) Current interest and any previously unreimbursed
                           interest to Classes A-1 through A-5 Certificates;
                        2) 100% of principal payments sequentially to Classes
                           A-1, A-2, A-3, A-4, and A-5 until such class is
                           reduced to zero;
                        3) Current interest and any previously unreimbursed
                           interest to Class A6 Certificates;
                        4) 100% of principal payments to Class A-6 until such
                           Class is reduced to zero;
                        5) Current interest and any previously unreimbursed
                           interest to Class B-1 Certificates;
                        6) 100% of principal payments to Class B-1 until such
                           Class is reduced to zero;
                        7) Current interest and any previously unreimbursed
                           interest to Class B-2 Certificates;
                        8) 100% of principal payments to Class B-2 until such
                           Class is reduced to zero;
                        9) Overcollateralization until the Required Overcollateralization Amount has been met;
                       10) As long as AFC is the Servicer, to the Servicer, the monthly Servicing Fee;
                       11) Class C Certificates;
                       12) Any remainder to the Class R Certificates.

                 -----------------------------------------------------
                |     |     |      |      |      |      |      |      |
                |     |     |      |      |      |      |      |      |
                | A1  |  A2 |  A3  |  A4  |  A5  |  A6  |  B1  |  B2  |
                |     |     |      |      |      |      |      |      |
                |-----|-----|------|------|------|------|------|------|

Class B Distribution Test:
                    The Class B Distribution Test is met if:
                         1)  Remittance Date is on or after June 2001;
                         2)  Senior Percentage is no more than [66]% of the current Scheduled Pool Principal Balance;
                         3)  Cumulative Realized Losses do not exceed 7% for year 5, 8% for year 6, and 9% for year 7 and beyond of the Cut-off Date Pool Principal Balance;
                         4)  As  long  as  AFC  is  the  Servicer,  the  Current
                             Realized Loss Ratio does not exceed  2.75%;  If AFC
                             is no longer the  Servicer,  the  Current  Realized
                             Loss Ratio does not exceed 2.25%;
                         5)  Average 60 Day Delinquency Ratio does not exceed 5%;
                         6)  Average 30 Day Delinquency Ratio does not exceed 7%; and
                         7)  The sum of (a) the Class B  Principal  Balance  and
                             (b) the Required  Overcollateralization Amount must
                             not be  less  than  2% of  the  Cut-off  Date  Pool
                             Principal Balance.




                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

       Access Financial Manufactured Housing Contract Trust, Series 1996-1


Weighted Average Net
Contract Rate:           With respect to each Remittance Date, a rate equal to
                         (i) the weighted average of the Contract Rates
                         applicable to the Scheduled Payments that were due in
                         the related Collection Period on outstanding Contracts
                         less (ii) 1.00% per annum, representing the Servicing
                         Fee, if AFC is no longer the Servicer. As of the
                         Cut-off Date, the Weighted Average Net Contract Rate is
                         equal to approximately 10.45%.

Optional Termination:    The Servicer has the option to purchase from the Trust
                         all Contracts then outstanding and all other property
                         in the Trust if, on any Remittance Date the Pool
                         Scheduled Principal Balance is less than 10% of the
                         Cut-off Date Pool Principal Balance.

Auction Sale:            If the Servicer does not exercise its right to call the
                         certificates within 90 days of the first Remittance
                         Date on which the Pool Scheduled Principal Balance is
                         less than 10% of the Cut-off Date Pool Principal
                         Balance, the Trustee will solicit bids for the purchase
                         of all Contracts remaining in the trust. The Trustee
                         will only sell the Contracts if a satisfactory bid is
                         received. Proceeds from a sale of the Contracts will be
                         distributed in the same order of priority as
                         collections received in respect of the Contracts.

Remittance  Date:        The 15th day of each month or, if such day is not a
                         business day, the next succeeding business day,
                         beginning in June, 1996.

Interest Accrual:        Interest will accrue from the 1st day of the preceding
                         month until the 30th day of the preceding month for
                         each Class of the Certificates.

ERISA Considerations:    The Class A-1, A-2, A-3, A-4, and A-5 Certificates will
                         be ERISA eligible. The Class A-6, B-1 and B-2
                         Certificates are not ERISA eligible. However, investors
                         should consult with their counsel with respect to the
                         consequences under ERISA and the Code of the Plan's
                         acquisition and ownership of such Certificates.

SMMEA Considerations:    The Class A-1, A-2, A-3, A-4, A-5, and A-6 Certificates
                         will constitute "mortgage related securities" under the
                         Secondary Mortgage Market Enhancement Act of 1984
                         "SMMEA". The Class B Certificates are not SMMEA
                         eligible.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
                         (together, the "Prospectus") Complete information with
                         respect to the Certificates and the Collateral is
                         contained in the Prospectus. The foregoing is qualified
                         in its entirety by the information appearing in the
                         Prospectus. To the extent that the foregoing is
                         inconsistent with the Prospectus, the Prospectus shall
                         govern in all respects. Sales of the Certificates may
                         not be consumated unless the purchaser has received the
                         Prospectus.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Financial Strategies          05/17/96 08:21:04 am         Prudential Securities
Group            IMPACT CMO/ABS Analytics - Digest Information      Incorporated
Deal ID/CUSIP ACCFC61     Not Priced Yet          Deal Date      05/16/96
Series        1996-1                              Delivery Date  05/29/96
Underwriter   PSI                                 Dated Date     05/01/96
Issuer        ACCESS FINANCIAL MANUF HSG CONTRACT Credit Support SENIOR SUB
Collateral    (Real)                              Deal Type      MH    REMIC
N/GWAC (Orig)       /        (10.450/10.450)      Pricing Speed  MHP 150.00
WAM    (Orig)         (20.992)                    Rating
Size          159,550,000                         Coupon Range
Trustee                                           Modeled        R
View          Summary                             On Page         1 of 4



Class      Coupon   Mat   Amt 000      AvLf  Sprd  Price   Yield   Description
- ------    -------  -----  -------      ----  ---- ------- ------- ------------
A1           N/A    N/A    33,544       1.1  N/A    N/A    N/A      Aaa/AAA
A2           N/A    N/A    26,360       3.0  N/A    N/A    N/A      Aaa/AAA
A3           N/A    N/A    23,862       5.0  N/A    N/A    N/A      Aaa/AAA
A4           N/A    N/A    12,115       7.4  N/A    N/A    N/A      Aaa/AAA
A5           N/A    N/A    23,781      11.3  N/A    N/A    N/A      Aaa/AAA
A6           N/A    N/A    12,764      17.8  N/A    N/A    N/A      Aa3/AA-
B1           N/A    N/A    17,551       8.4  N/A    N/A    N/A      Baa3/BBB-

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $33,544,000.00                                                                  DATED DATE: 05/01/96
          COUPON: 6.400%                                                                       FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $33,544,000.00                 BOND A1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96


                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.487       6.486       6.487       6.487       6.487       6.487       6.487
     99-24+        6.471       6.476       6.474       6.472       6.469       6.467       6.464
     99-25         6.455       6.465       6.462       6.458       6.451       6.448       6.441
     99-25+        6.439       6.455       6.449       6.444       6.433       6.428       6.418
     99-26         6.423       6.444       6.437       6.430       6.416       6.409       6.395
     99-26+        6.407       6.434       6.425       6.415       6.398       6.389       6.372
     99-27         6.391       6.423       6.412       6.401       6.380       6.370       6.349
     99-27+        6.375       6.413       6.400       6.387       6.362       6.350       6.326

     99-28         6.359       6.402       6.387       6.373       6.344       6.331       6.303
     99-28+        6.343       6.392       6.375       6.359       6.327       6.311       6.280
     99-29         6.327       6.381       6.363       6.344       6.309       6.291       6.257
     99-29+        6.311       6.371       6.350       6.330       6.291       6.272       6.234
     99-30         6.295       6.360       6.338       6.316       6.273       6.252       6.211
     99-30+        6.279       6.350       6.326       6.302       6.256       6.233       6.188
     99-31         6.263       6.339       6.313       6.288       6.238       6.213       6.165
     99-31+        6.247       6.329       6.301       6.274       6.220       6.194       6.142

    100-00         6.231       6.318       6.288       6.259       6.203       6.175       6.119
    100-00+        6.215       6.308       6.276       6.245       6.185       6.155       6.096
    100-01         6.199       6.297       6.264       6.231       6.167       6.136       6.073
    100-01+        6.183       6.287       6.251       6.217       6.149       6.116       6.050
    100-02         6.167       6.276       6.239       6.203       6.132       6.097       6.027
    100-02+        6.151       6.266       6.227       6.189       6.114       6.077       6.004
    100-03         6.135       6.255       6.214       6.174       6.096       6.058       5.981
    100-03+        6.119       6.245       6.202       6.160       6.079       6.038       5.958

    100-04         6.103       6.234       6.190       6.146       6.061       6.019       5.935
    100-04+        6.087       6.224       6.177       6.132       6.043       5.999       5.912
    100-05         6.071       6.213       6.165       6.118       6.026       5.980       5.889
    100-05+        6.056       6.203       6.153       6.104       6.008       5.961       5.866
    100-06         6.040       6.192       6.140       6.090       5.990       5.941       5.844
    100-06+        6.024       6.182       6.128       6.075       5.973       5.922       5.821
    100-07         6.008       6.172       6.116       6.061       5.955       5.902       5.798
    100-07+        5.992       6.161       6.104       6.047       5.937       5.883       5.775

First Payment      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Average Life       1.050       1.638       1.376       1.189       0.940       0.853       0.719
Last Payment       2.128       3.378       2.794       2.461       1.878       1.711       1.461
Mac.Dur. @ 100-00  1.005       1.528       1.298       1.131       0.904       0.823       0.698

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $26,360,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  6.750%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $26,360,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96


                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         6.841       6.842       6.842       6.841       6.840       6.840       6.839
     99-24+        6.835       6.838       6.837       6.836       6.834       6.833       6.830
     99-25         6.829       6.834       6.833       6.831       6.827       6.825       6.822
     99-25+        6.823       6.831       6.828       6.826       6.821       6.818       6.814
     99-26         6.817       6.827       6.824       6.820       6.814       6.811       6.805
     99-26+        6.812       6.823       6.819       6.815       6.808       6.804       6.797
     99-27         6.806       6.819       6.814       6.810       6.801       6.797       6.788
     99-27+        6.800       6.815       6.810       6.805       6.795       6.790       6.780

     99-28         6.794       6.811       6.805       6.800       6.788       6.783       6.772
     99-28+        6.788       6.807       6.801       6.794       6.782       6.776       6.763
     99-29         6.782       6.803       6.796       6.789       6.775       6.768       6.755
     99-29+        6.776       6.799       6.792       6.784       6.769       6.761       6.747
     99-30         6.771       6.795       6.787       6.779       6.762       6.754       6.738
     99-30+        6.765       6.791       6.782       6.774       6.756       6.747       6.730
     99-31         6.759       6.787       6.778       6.768       6.749       6.740       6.722
     99-31+        6.753       6.783       6.773       6.763       6.743       6.733       6.713

    100-00         6.747       6.779       6.769       6.758       6.736       6.726       6.705
    100-00+        6.741       6.775       6.764       6.753       6.730       6.719       6.696
    100-01         6.736       6.771       6.760       6.748       6.724       6.712       6.688
    100-01+        6.730       6.767       6.755       6.742       6.717       6.704       6.680
    100-02         6.724       6.763       6.750       6.737       6.711       6.697       6.671
    100-02+        6.718       6.760       6.746       6.732       6.704       6.690       6.663
    100-03         6.712       6.756       6.741       6.727       6.698       6.683       6.655
    100-03+        6.706       6.752       6.737       6.722       6.691       6.676       6.646

    100-04         6.700       6.748       6.732       6.716       6.685       6.669       6.638
    100-04+        6.695       6.744       6.728       6.711       6.678       6.662       6.630
    100-05         6.689       6.740       6.723       6.706       6.672       6.655       6.621
    100-05+        6.683       6.736       6.719       6.701       6.665       6.648       6.613
    100-06         6.677       6.732       6.714       6.696       6.659       6.641       6.605
    100-06+        6.671       6.728       6.709       6.690       6.652       6.634       6.596
    100-07         6.666       6.724       6.705       6.685       6.646       6.626       6.588
    100-07+        6.660       6.720       6.700       6.680       6.639       6.619       6.580

First Payment      2.128       3.378       2.794       2.461       1.878       1.711       1.461
Average Life       3.050       4.789       4.032       3.474       2.720       2.456       2.063
Last Payment       4.044       6.211       5.294       4.544       3.544       3.211       2.711
Mac.Dur. @ 100-00  2.751       4.079       3.520       3.089       2.480       2.260       1.923

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $23,862,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  7.000%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $23,862,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.097       7.099       7.098       7.098       7.097       7.096       7.095
     99-24+        7.094       7.096       7.095       7.094       7.093       7.092       7.090
     99-25         7.090       7.093       7.092       7.091       7.088       7.087       7.084
     99-25+        7.086       7.091       7.089       7.088       7.084       7.082       7.079
     99-26         7.082       7.088       7.086       7.084       7.080       7.078       7.073
     99-26+        7.078       7.085       7.083       7.081       7.076       7.073       7.068
     99-27         7.075       7.083       7.080       7.077       7.072       7.069       7.063
     99-27+        7.071       7.080       7.077       7.074       7.067       7.064       7.057

     99-28         7.067       7.077       7.074       7.071       7.063       7.059       7.052
     99-28+        7.063       7.074       7.071       7.067       7.059       7.055       7.046
     99-29         7.059       7.072       7.068       7.064       7.055       7.050       7.041
     99-29+        7.056       7.069       7.065       7.060       7.051       7.046       7.036
     99-30         7.052       7.066       7.062       7.057       7.046       7.041       7.030
     99-30+        7.048       7.064       7.059       7.053       7.042       7.036       7.025
     99-31         7.044       7.061       7.056       7.050       7.038       7.032       7.019
     99-31+        7.040       7.058       7.052       7.047       7.034       7.027       7.014

    100-00         7.037       7.055       7.049       7.043       7.030       7.023       7.009
    100-00+        7.033       7.053       7.046       7.040       7.026       7.018       7.003
    100-01         7.029       7.050       7.043       7.036       7.021       7.013       6.998
    100-01+        7.025       7.047       7.040       7.033       7.017       7.009       6.993
    100-02         7.022       7.045       7.037       7.029       7.013       7.004       6.987
    100-02+        7.018       7.042       7.034       7.026       7.009       7.000       6.982
    100-03         7.014       7.039       7.031       7.023       7.005       6.995       6.976
    100-03+        7.010       7.037       7.028       7.019       7.000       6.990       6.971

    100-04         7.006       7.034       7.025       7.016       6.996       6.986       6.966
    100-04+        7.003       7.031       7.022       7.012       6.992       6.981       6.960
    100-05         6.999       7.028       7.019       7.009       6.988       6.977       6.955
    100-05+        6.995       7.026       7.016       7.006       6.984       6.972       6.949
    100-06         6.991       7.023       7.013       7.002       6.980       6.967       6.944
    100-06+        6.988       7.020       7.010       6.999       6.975       6.963       6.939
    100-07         6.984       7.018       7.007       6.995       6.971       6.958       6.933
    100-07+        6.980       7.015       7.004       6.992       6.967       6.954       6.928

First Payment      4.044       6.211       5.294       4.544       3.544       3.211       2.711
Average Life       5.050       7.683       6.573       5.723       4.482       4.018       3.351
Last Payment       6.378       9.628       8.211       7.211       5.628       4.878       4.044
Mac.Dur. @ 100-00  4.247       5.934       5.261       4.708       3.842       3.499       2.985

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $12,115,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  7.350%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $12,115,000.00                 BOND A4 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96


                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.457       7.458       7.458       7.457       7.456       7.455       7.454
     99-24+        7.454       7.456       7.456       7.455       7.453       7.452       7.449
     99-25         7.451       7.454       7.453       7.452       7.450       7.448       7.445
     99-25+        7.448       7.452       7.451       7.450       7.447       7.445       7.441
     99-26         7.446       7.450       7.449       7.447       7.444       7.441       7.437
     99-26+        7.443       7.448       7.446       7.444       7.441       7.438       7.432
     99-27         7.440       7.446       7.444       7.442       7.438       7.434       7.428
     99-27+        7.437       7.443       7.441       7.439       7.435       7.431       7.424

     99-28         7.434       7.441       7.439       7.437       7.431       7.427       7.420
     99-28+        7.431       7.439       7.437       7.434       7.428       7.424       7.416
     99-29         7.429       7.437       7.434       7.431       7.425       7.420       7.411
     99-29+        7.426       7.435       7.432       7.429       7.422       7.417       7.407
     99-30         7.423       7.433       7.430       7.426       7.419       7.413       7.403
     99-30+        7.420       7.431       7.427       7.424       7.416       7.410       7.399
     99-31         7.417       7.428       7.425       7.421       7.413       7.406       7.394
     99-31+        7.414       7.426       7.423       7.419       7.410       7.403       7.390

    100-00         7.412       7.424       7.420       7.416       7.407       7.399       7.386
    100-00+        7.409       7.422       7.418       7.413       7.404       7.396       7.382
    100-01         7.406       7.420       7.415       7.411       7.400       7.392       7.377
    100-01+        7.403       7.418       7.413       7.408       7.397       7.389       7.373
    100-02         7.400       7.416       7.411       7.406       7.394       7.385       7.369
    100-02+        7.398       7.413       7.408       7.403       7.391       7.382       7.365
    100-03         7.395       7.411       7.406       7.400       7.388       7.378       7.361
    100-03+        7.392       7.409       7.404       7.398       7.385       7.375       7.356

    100-04         7.389       7.407       7.401       7.395       7.382       7.371       7.352
    100-04+        7.386       7.405       7.399       7.393       7.379       7.368       7.348
    100-05         7.383       7.403       7.397       7.390       7.376       7.364       7.344
    100-05+        7.381       7.401       7.394       7.387       7.373       7.361       7.340
    100-06         7.378       7.398       7.392       7.385       7.369       7.357       7.335
    100-06+        7.375       7.396       7.390       7.382       7.366       7.354       7.331
    100-07         7.372       7.394       7.387       7.380       7.363       7.350       7.327
    100-07+        7.369       7.392       7.385       7.377       7.360       7.347       7.323

First Payment      6.378       9.628       8.211       7.211       5.628       4.878       4.044
Average Life       7.400      10.919       9.478       8.316       6.553       5.629       4.473
Last Payment       8.461      12.211      10.794       9.544       7.544       6.544       4.878
Mac.Dur. @ 100-00  5.709       7.514       6.829       6.224       5.201       4.609       3.814

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $23,781,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  7.575%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $23,781,000.00                 BOND A5 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96



                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         7.689       7.690       7.690       7.690       7.689       7.688       7.687
     99-24+        7.687       7.689       7.688       7.688       7.687       7.686       7.684
     99-25         7.685       7.687       7.686       7.686       7.684       7.683       7.681
     99-25+        7.683       7.685       7.684       7.684       7.682       7.681       7.678
     99-26         7.681       7.683       7.682       7.682       7.680       7.678       7.675
     99-26+        7.679       7.681       7.681       7.680       7.677       7.676       7.672
     99-27         7.677       7.680       7.679       7.678       7.675       7.673       7.669
     99-27+        7.674       7.678       7.677       7.676       7.673       7.671       7.666

     99-28         7.672       7.676       7.675       7.674       7.671       7.668       7.663
     99-28+        7.670       7.674       7.673       7.672       7.668       7.666       7.660
     99-29         7.668       7.672       7.671       7.670       7.666       7.663       7.657
     99-29+        7.666       7.671       7.669       7.668       7.664       7.661       7.654
     99-30         7.664       7.669       7.667       7.666       7.661       7.658       7.651
     99-30+        7.662       7.667       7.665       7.664       7.659       7.656       7.648
     99-31         7.659       7.665       7.663       7.662       7.657       7.653       7.645
     99-31+        7.657       7.663       7.662       7.660       7.655       7.651       7.642

    100-00         7.655       7.662       7.660       7.658       7.652       7.649       7.639
    100-00+        7.653       7.660       7.658       7.656       7.650       7.646       7.636
    100-01         7.651       7.658       7.656       7.654       7.648       7.644       7.633
    100-01+        7.649       7.656       7.654       7.652       7.645       7.641       7.630
    100-02         7.647       7.654       7.652       7.650       7.643       7.639       7.627
    100-02+        7.644       7.653       7.650       7.647       7.641       7.636       7.624
    100-03         7.642       7.651       7.648       7.645       7.639       7.634       7.621
    100-03+        7.640       7.649       7.646       7.643       7.636       7.631       7.618

    100-04         7.638       7.647       7.645       7.641       7.634       7.629       7.615
    100-04+        7.636       7.646       7.643       7.639       7.632       7.626       7.612
    100-05         7.634       7.644       7.641       7.637       7.629       7.624       7.609
    100-05+        7.632       7.642       7.639       7.635       7.627       7.621       7.606
    100-06         7.630       7.640       7.637       7.633       7.625       7.619       7.603
    100-06+        7.627       7.638       7.635       7.631       7.623       7.616       7.600
    100-07         7.625       7.637       7.633       7.629       7.620       7.614       7.597
    100-07+        7.623       7.635       7.631       7.627       7.618       7.611       7.594

First Payment      8.461      12.211      10.794       9.544       7.544       6.544       4.878
Average Life      11.287      15.144      13.736      12.443      10.177       9.004       7.020
Last Payment      14.794      18.378      17.294      16.044      13.544      12.294       9.961
Mac.Dur. @ 100-00  7.553       8.995       8.514       8.028       7.057       6.488       5.408


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $12,764,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  8.025%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $12,764,000.00                 BOND A6 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96


                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         8.154       8.154       8.154       8.154       8.153       8.153       8.152
     99-24+        8.152       8.152       8.152       8.152       8.152       8.151       8.150
     99-25         8.150       8.151       8.151       8.150       8.150       8.149       8.148
     99-25+        8.148       8.149       8.149       8.149       8.148       8.148       8.146
     99-26         8.147       8.148       8.147       8.147       8.146       8.146       8.144
     99-26+        8.145       8.146       8.146       8.145       8.144       8.144       8.142
     99-27         8.143       8.144       8.144       8.144       8.143       8.142       8.140
     99-27+        8.142       8.143       8.142       8.142       8.141       8.140       8.138

     99-28         8.140       8.141       8.141       8.140       8.139       8.138       8.136
     99-28+        8.138       8.140       8.139       8.139       8.137       8.137       8.134
     99-29         8.136       8.138       8.138       8.137       8.136       8.135       8.132
     99-29+        8.135       8.137       8.136       8.135       8.134       8.133       8.130
     99-30         8.133       8.135       8.134       8.134       8.132       8.131       8.128
     99-30+        8.131       8.133       8.133       8.132       8.130       8.129       8.126
     99-31         8.130       8.132       8.131       8.130       8.129       8.127       8.124
     99-31+        8.128       8.130       8.130       8.129       8.127       8.126       8.123

    100-00         8.126       8.129       8.128       8.127       8.125       8.124       8.121
    100-00+        8.124       8.127       8.126       8.125       8.123       8.122       8.119
    100-01         8.123       8.125       8.125       8.124       8.122       8.120       8.117
    100-01+        8.121       8.124       8.123       8.122       8.120       8.118       8.115
    100-02         8.119       8.122       8.121       8.120       8.118       8.116       8.113
    100-02+        8.118       8.121       8.120       8.119       8.116       8.115       8.111
    100-03         8.116       8.119       8.118       8.117       8.115       8.113       8.109
    100-03+        8.114       8.118       8.117       8.115       8.113       8.111       8.107

    100-04         8.113       8.116       8.115       8.114       8.111       8.109       8.105
    100-04+        8.111       8.114       8.113       8.112       8.109       8.107       8.103
    100-05         8.109       8.113       8.112       8.110       8.108       8.106       8.101
    100-05+        8.107       8.111       8.110       8.109       8.106       8.104       8.099
    100-06         8.106       8.110       8.108       8.107       8.104       8.102       8.097
    100-06+        8.104       8.108       8.107       8.106       8.102       8.100       8.095
    100-07         8.102       8.106       8.105       8.104       8.100       8.098       8.093
    100-07+        8.101       8.105       8.104       8.102       8.099       8.096       8.091

First Payment     14.794      18.378      17.294      16.044      13.544      12.294       9.961
Average Life      17.785      21.219      20.057      18.900      16.678      15.538      13.308
Last Payment      21.628      24.628      23.878      22.878      20.294      19.294      17.628
Mac.Dur. @ 100-00  9.472      10.203       9.978       9.732       9.185       8.858       8.131


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

 CURRENT BALANCE: $17,551,000.00                                                                  DATED DATE: 05/01/96
          COUPON:  8.025%                                                                      FIRST PAYMENT: 06/15/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 8
ORIGINAL BALANCE: $17,551,000.00                 BOND B1 PRICE-YIELD TABLE                  YIELD TABLE DATE: 05/29/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  150.0%      75.00%     100.00%     125.00%     175.00%     200.00%     250.00%
     PRICE           MHP         MHP         MHP         MHP         MHP         MHP         MHP

     99-24         8.150       8.152       8.151       8.150       8.149       8.149       8.148
     99-24+        8.147       8.150       8.149       8.148       8.146       8.146       8.145
     99-25         8.144       8.148       8.147       8.145       8.143       8.143       8.142
     99-25+        8.142       8.145       8.144       8.143       8.140       8.140       8.139
     99-26         8.139       8.143       8.142       8.141       8.138       8.137       8.137
     99-26+        8.136       8.141       8.140       8.138       8.135       8.134       8.134
     99-27         8.134       8.139       8.137       8.136       8.132       8.132       8.131
     99-27+        8.131       8.137       8.135       8.133       8.129       8.129       8.128

     99-28         8.128       8.135       8.133       8.131       8.126       8.126       8.125
     99-28+        8.126       8.133       8.131       8.128       8.123       8.123       8.122
     99-29         8.123       8.131       8.128       8.126       8.121       8.120       8.119
     99-29+        8.120       8.128       8.126       8.123       8.118       8.117       8.116
     99-30         8.118       8.126       8.124       8.121       8.115       8.114       8.113
     99-30+        8.115       8.124       8.121       8.118       8.112       8.111       8.110
     99-31         8.112       8.122       8.119       8.116       8.109       8.109       8.107
     99-31+        8.110       8.120       8.117       8.113       8.107       8.106       8.104

    100-00         8.107       8.118       8.115       8.111       8.104       8.103       8.101
    100-00+        8.104       8.116       8.112       8.108       8.101       8.100       8.098
    100-01         8.102       8.114       8.110       8.106       8.098       8.097       8.095
    100-01+        8.099       8.112       8.108       8.104       8.095       8.094       8.092
    100-02         8.096       8.109       8.105       8.101       8.092       8.091       8.089
    100-02+        8.093       8.107       8.103       8.099       8.090       8.088       8.086
    100-03         8.091       8.105       8.101       8.096       8.087       8.086       8.083
    100-03+        8.088       8.103       8.099       8.094       8.084       8.083       8.080

    100-04         8.085       8.101       8.096       8.091       8.081       8.080       8.077
    100-04+        8.083       8.099       8.094       8.089       8.078       8.077       8.074
    100-05         8.080       8.097       8.092       8.086       8.075       8.074       8.071
    100-05+        8.078       8.095       8.090       8.084       8.073       8.071       8.068
    100-06         8.075       8.093       8.087       8.081       8.070       8.068       8.065
    100-06+        8.072       8.090       8.085       8.079       8.067       8.066       8.062
    100-07         8.070       8.088       8.083       8.076       8.064       8.063       8.059
    100-07+        8.067       8.086       8.080       8.074       8.061       8.060       8.056

First Payment      5.461       8.211       7.128       6.211       5.044       5.044       5.128
Average Life       8.422      11.971      10.633       9.446       7.760       7.578       7.210
Last Payment      12.461      16.378      14.961      13.628      11.544      11.044      10.128
Mac.Dur. @ 100-00  6.052       7.629       7.081       6.549       5.714       5.627       5.440


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

- --------------------------------------------------------------------------------

     -  ACCESS MANUFACTURED HOUSING
     -  Cut-off as End of April
     -     $161,980,708.01
     -  Contract Summary Report
- --------------------------------------------------------------------------------

Number of Contracts:                                        5,660

Aggregate Unpaid Principal Balance:               $161,980,708.01
Aggregate Original Principal Balance:             $162,682,253.90

Weighted Average Gross Coupon:                            10.450%
Gross Coupon Range:                             6.490% -  16.000%
- --------------------------------------------------------------------------------
Average Unpaid Principal Balance:                      $28,618.50
Average Original Principal Balance:                    $28,742.45

Maximum Unpaid Principal Balance:                     $150,612.72
Minimum Unpaid Principal Balance:                       $2,954.93

Maximum Original Principal Balance:                   $151,655.00
Minimum Original Principal Balance:                     $3,503.00

Weighted Avg. Stated Rem. Term
(LPD to Mat Date):                                        251.681
Stated Rem Term Range:                          10.000 -  360.000

Weighted Avg. Amortized Rem. Term:                        251.116
Amortized Rem Term Range:                        9.992 -  360.000

Weighted Average Age (First Pay thru Last
Pay):                                                       2.355
Age Range:                                       0.000 -   18.000

Weighted Average Original Term:                           254.036
Original Term Range:                            12.000 -  360.000

Weighted Average Original LTV:                             89.962
Original LTV Range:                            18.000% - 100.000%

Weighted Average Current LTV:                              89.577 !Scaled using current-balance
Current LTV Range:                             17.541% - 100.000%

- --------------------------------------------------------------------------------


                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                              GEOGRAPHIC DISTRIBUTION
- -----------------------------------------------------
                                  Current
 State          # Loans           Balance       % Pool

Alabama            264           $7,127,904      4.40
Arkansas           216           $6,084,016      3.76
Arizona            244          $10,232,694      6.32
California          17             $640,146       .40
Colorado            11             $340,387       .21
Delaware            26             $607,203       .37
Florida            138           $4,081,214      2.52
Georgia            293           $8,473,131      5.23
Iowa                 1              $16,873       .01
Idaho                2              $55,895       .03
Illinois            23             $608,887       .38
Indiana             11             $299,097       .18
Kansas              30             $889,902       .55
Kentucky            74           $1,491,487       .92
Louisiana          124           $3,439,812      2.12
Maryland             6             $139,032       .09
Michigan            34           $1,036,030       .64
Minnesota            8             $243,479       .15
Missouri           199           $5,400,649      3.33
Mississippi        108           $2,894,861      1.79
Montana              2              $35,689       .02
North Carolina   1,316          $36,346,499     22.44
Nebraska             4             $140,590       .09
New Mexico         187           $5,314,405      3.28
Nevada              23             $934,859       .58
New York            19             $636,972       .39
Oklahoma           106           $3,093,872      1.91
Oregon               8             $284,761       .18
Pennsylvania         8             $185,512       .11
South Carolina     639          $16,707,769     10.31
Tennessee           88           $2,319,001      1.43
Texas            1,288          $38,087,549     23.51
Utah                 7             $309,307       .19
Virginia            98           $2,455,384      1.52
Washington           9             $271,322       .17
Wisconsin            4              $85,327       .05
West Virgina        24             $641,001       .40
Wyoming              1              $28,192       .02
- -----------------------------------------------------------
Total.....       5,660         $161,980,708    100.00%
===========================================================


                             YEAR OF ORIGINATION
- --------------------------------------------------------
   Year of      # of           Current          % of
 Origination    Loans          Balance          Pool

    1994             2             $31,581        .02
    1995         1,922         $55,277,177      34.13
    1996         3,736        $106,671,950      65.85
- --------------------------------------------------------
Total...         5,660        $161,980,708     100.00%
========================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.


                                    ORIGINAL CONTRACT BALANCES
- ------------------------------------------------------------------
                                             Total
                                 # of        Current       % of
              Loan Amount    Contracts       Balance       Pool

          Balance <=   5,000        2            7,560     0.00
  5,000 < Balance <=  10,000      156        1,238,577     0.76
 10,000 < Balance <=  20,000      941       14,766,825     9.12
 20,000 < Balance <=  30,000    2,475       62,451,709    38.56
 30,000 < Balance <=  40,000    1,326       44,934,872    27.74
 40,000 < Balance <=  50,000      469       20,862,184    12.88
 50,000 < Balance <=  60,000      198       10,717,904     6.62
 60,000 < Balance <=  70,000       37        2,376,802     1.47
 70,000 < Balance <=  80,000       32        2,355,804     1.45
 80,000 < Balance <=  90,000       12        1,020,532     0.63
 90,000 < Balance <= 100,000        6          567,282     0.35
100,000 < Balance <= 110,000        4          411,663     0.25
110,000 < Balance <= 120,000        1          118,381     0.07
150,000 < Balance <= 160,000        1          150,613     0.09
- -----------------------------------------------------------------
Total...                        5,660     $161,980,708   100.00%
=================================================================



                           LTV RANGE
- -------------------------------------------------------------
           LTV                            Current         %
          RANGE          # Loans          Balance        Pool

  0.000 < LTV <=  50.000      30           $512,764        .32
 50.000 < LTV <=  60.000      31           $731,202        .45
 60.000 < LTV <=  70.000      54         $1,297,931        .80
 70.000 < LTV <=  80.000     288         $6,960,697       4.30
 80.000 < LTV <=  90.000   3,557        $98,038,375      60.52
 90.000 < LTV <= 100.000   1,700        $54,439,739      33.61
- ---------------------------------------------------------------
Total.....                 5,660       $161,980,708     100.00%
===============================================================


                                    COUPON
- --------------------------------------------------------------------


                                         Total
                           # of         Current          % of
          Coupon           Loans        Balance          Pool

 6.00% < Coupon <=  7.00%      6          516,234         0.32
 7.00% < Coupon <=  8.00%     29        1,705,317         1.05
 8.00% < Coupon <=  9.00%    198        9,178,468         5.67
 9.00% < Coupon <= 10.00%    743       24,986,504        15.43
10.00% < Coupon <= 11.00%  3,617      102,554,227        63.31
11.00% < Coupon <= 12.00%  1,005       21,749,701        13.43
12.00% < Coupon <= 13.00%     60        1,274,960         0.79
13.00% < Coupon <= 14.00%      1           12,342         0.01
15.00% < Coupon <= 16.00%      1            2,955         0.00
- --------------------------------------------------------------------
Total...                   5,660     $161,980,708       100.00%
====================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

                                REMAINING TERM
- ---------------------------------------------------------------
                          # of           Current         % of
     Remaining Term       Loans          Balance         Pool

  0 < Rem Term <=  60         49          $433,585         .27
 60 < Rem Term <=  84        205        $2,494,729        1.54
 84 < Rem Term <= 120        331        $5,836,595        3.60
120 < Rem Term <= 180        996       $20,731,281       12.80
180 < Rem Term <= 240      2,560       $71,535,201       44.16
240 < Rem Term <= 300      1,054       $40,096,269       24.75
300 < Rem Term <= 360        465       $20,853,049       12.87
- ---------------------------------------------------------------
Total.....                 5,660      $161,980,708      100.00%
===============================================================



                              LOAN-PURPOSE
- -----------------------------------------------------------------------
                                                Total
                                  #            Current           %
                                 Loan          Balance          Pool

Purchase                         5,320      $154,351,214        95.29
Refinance                          340        $7,629,494         4.71
- ------------------------------------------------------------------------
Total.....                       5,660      $161,980,708       100.00%
========================================================================



                                      HOUSE TYPE
- -------------------------------------------------------------------------
    Loan                                         Current
    Type                       # Loans           Balance          % Pool

 Single Wide                     3,884            $92,860,295       57.33
 Double Wide                     1,776            $69,120,413       42.67
- -------------------------------------------------------------------------
Total.....                       5,660           $161,980,708      100.00%
==========================================================================

                         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         THIS  STRUCTURAL   TERMSHEET  SUPERSEDES  ANY  PREVIOUS
                         STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.